                                   EXHIBIT 24

                                POWER OF ATTORNEY

                         1933 ACT REGISTRATION STATEMENT

                                       of

                              TRUSTCO BANK CORP NY

         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints Robert A. McCormick, William F. Terry and Robert T. Cushing, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of TrustCo Bank Corp NY in connection with the offer to exchange shares of common stock of TrustCo Bank Corp NY for the outstanding stock of Hudson River Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Dated:  July 11, 2000



                                  /s/ Robert A. McCormick
                                  -------------------------------
                                  Robert A. McCormick

                                POWER OF ATTORNEY

                         1933 ACT REGISTRATION STATEMENT

                                       of

                              TRUSTCO BANK CORP NY

         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints Robert A. McCormick, William F. Terry and Robert T. Cushing, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of TrustCo Bank Corp NY in connection with the offer to exchange shares of common stock of TrustCo Bank Corp NY for the outstanding stock of Hudson River Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Dated: July 11, 2000



                                  /s/ Robert T. Cushing
                                  -------------------------------
                                  Robert T. Cushing

                                POWER OF ATTORNEY

                         1933 ACT REGISTRATION STATEMENT

                                       of

                              TRUSTCO BANK CORP NY

         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints Robert A. McCormick, William F. Terry and Robert T. Cushing, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of TrustCo Bank Corp NY in connection with the offer to exchange shares of common stock of TrustCo Bank Corp NY for the outstanding stock of Hudson River Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Dated:  July 11, 2000



                                  /s/ Barton A. Andreoli
                                  -------------------------------
                                  Barton A. Andreoli

                                POWER OF ATTORNEY

                         1933 ACT REGISTRATION STATEMENT

                                       of

                              TRUSTCO BANK CORP NY

         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints Robert A. McCormick, William F. Terry and Robert T. Cushing, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of TrustCo Bank Corp NY in connection with the offer to exchange shares of common stock of TrustCo Bank Corp NY for the outstanding stock of Hudson River Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Dated: July 11, 2000



                                  /s/ Lionel O. Barthold
                                  -------------------------------
                                  Lionel O. Barthold

                                POWER OF ATTORNEY

                         1933 ACT REGISTRATION STATEMENT

                                       of

                              TRUSTCO BANK CORP NY

         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints Robert A. McCormick, William F. Terry and Robert T. Cushing, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of TrustCo Bank Corp NY in connection with the offer to exchange shares of common stock of TrustCo Bank Corp NY for the outstanding stock of Hudson River Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Dated: July 11, 2000



                                  /s/ M. Norman Brickman
                                  -------------------------------
                                  M. Norman Brickman

                                POWER OF ATTORNEY

                         1933 ACT REGISTRATION STATEMENT

                                       of

                              TRUSTCO BANK CORP NY

         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints Robert A. McCormick, William F. Terry and Robert T. Cushing, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of TrustCo Bank Corp NY in connection with the offer to exchange shares of common stock of TrustCo Bank Corp NY for the outstanding stock of Hudson River Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Dated:  July 11, 2000



                                  /s/ Joseph Lucarelli
                                  -------------------------------
                                  Joseph Lucarelli

                                POWER OF ATTORNEY

                         1933 ACT REGISTRATION STATEMENT

                                       of

                              TRUSTCO BANK CORP NY

         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints Robert A. McCormick, William F. Terry and Robert T. Cushing, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of TrustCo Bank Corp NY in connection with the offer to exchange shares of common stock of TrustCo Bank Corp NY for the outstanding stock of Hudson River Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Dated:  July 11, 2000



                                  /s/ Nancy A. McNamara
                                  -------------------------------
                                  Nancy A. McNamara

                                POWER OF ATTORNEY

                         1933 ACT REGISTRATION STATEMENT

                                       of

                              TRUSTCO BANK CORP NY

         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints Robert A. McCormick, William F. Terry and Robert T. Cushing, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of TrustCo Bank Corp NY in connection with the offer to exchange shares of common stock of TrustCo Bank Corp NY for the outstanding stock of Hudson River Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Dated:  July 11, 2000



                                  /s/ Dr. Anthony J. Marinello
                                  -------------------------------
                                  Dr. Anthony J. Marinello

                                POWER OF ATTORNEY

                         1933 ACT REGISTRATION STATEMENT

                                       of

                              TRUSTCO BANK CORP NY

         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints Robert A. McCormick, William F. Terry and Robert T. Cushing, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of TrustCo Bank Corp NY in connection with the offer to exchange shares of common stock of TrustCo Bank Corp NY for the outstanding stock of Hudson River Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Dated:  July 11, 2000



                                  /s/ James H. Murphy, D.D.S.
                                  -------------------------------
                                  James H. Murphy, D.D.S.

                                POWER OF ATTORNEY

                         1933 ACT REGISTRATION STATEMENT

                                       of

                              TRUSTCO BANK CORP NY

         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints Robert A. McCormick, William F. Terry and Robert T. Cushing, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of TrustCo Bank Corp NY in connection with the offer to exchange shares of common stock of TrustCo Bank Corp NY for the outstanding stock of Hudson River Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Dated:  July 11, 2000



                                  /s/ Richard J. Murray, Jr.
                                  -------------------------------
                                  Richard J. Murray, Jr.

                                POWER OF ATTORNEY

                         1933 ACT REGISTRATION STATEMENT

                                       of

                              TRUSTCO BANK CORP NY

         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints Robert A. McCormick, William F. Terry and Robert T. Cushing, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of TrustCo Bank Corp NY in connection with the offer to exchange shares of common stock of TrustCo Bank Corp NY for the outstanding stock of Hudson River Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Dated:  July 11, 2000



                                  /s/ Kenneth C. Petersen
                                  -------------------------------
                                  Kenneth C. Petersen

                                POWER OF ATTORNEY

                         1933 ACT REGISTRATION STATEMENT

                                       of

                              TRUSTCO BANK CORP NY

         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints Robert A. McCormick, William F. Terry and Robert T. Cushing, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of TrustCo Bank Corp NY in connection with the offer to exchange shares of common stock of TrustCo Bank Corp NY for the outstanding stock of Hudson River Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Dated:  July 11, 2000



                                  /s/ William D. Powers
                                  -------------------------------
                                  William D. Powers

                                POWER OF ATTORNEY

                         1933 ACT REGISTRATION STATEMENT

                                       of

                              TRUSTCO BANK CORP NY

         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints Robert A. McCormick, William F. Terry and Robert T. Cushing, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of TrustCo Bank Corp NY in connection with the offer to exchange shares of common stock of TrustCo Bank Corp NY for the outstanding stock of Hudson River Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Dated:  July 11, 2000



                                  /s/ William J. Purdy
                                  -------------------------------
                                  William J. Purdy

                                POWER OF ATTORNEY

                         1933 ACT REGISTRATION STATEMENT

                                       of

                              TRUSTCO BANK CORP NY

         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints Robert A. McCormick, William F. Terry and Robert T. Cushing, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of TrustCo Bank Corp NY in connection with the offer to exchange shares of common stock of TrustCo Bank Corp NY for the outstanding stock of Hudson River Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Dated:  July 11, 2000



                                  /s/ William F. Terry
                                  -------------------------------
                                  William F. Terry